[ ABC ] Variable Annuity Application
American Enterprise Life Insurance Company
Administrative Offices:
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440

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1.       Annuitant Full Name (First, Middle Initial, Last)



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         Address (Street Address or P.O. Box, City, State, Zip)



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         Citizenship:      [ ] U.S.
                           [ ] Other (Country)_______________

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         Sex               Date of Birth             Social Security Number

                           (Month/Day/Year) (Tax Identification Number)

         [ ] M                      /     /
         [ ] F

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2.       Owner (check one)

         [ ] Same as Annuitant (Do not complete owner information below) [ ] Joint with Annuitant (Spouse only)-Not Available for IRA [ ] Other
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         Full Name (First, Middle Initial, Last)

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         Address (Street Address or P.O. Box, City, State, Zip)

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         Relationship to the Annuitant

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         Sex               Date of Birth             Social Security Number

                           (Month/Day/Year) (Tax Identification Number)

         [ ] M                      /     /
         [ ] F

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         For joint spousal owners,  the annuitant's  Social Security number will be used for tax reporting purposes unless you specify otherwise under Remarks.

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3.       Primary Beneficiary (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

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         Contingent Beneficiary (Name, relationship to the Annuitant; if unrelated, include Social Security number and date of birth)

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4.       Annuity Plan (check one)

         [ ] Nonqualified           [ ] Traditional IRA       [ ] SEP-IRA

         [ ] Roth IRA

If IRA (check and complete applicable types)

         [ ] Traditional IRA:               Amount $_______ for _______ (year)
         [ ] Traditional IRA:               Amount $_______ for _______ (year)
         [ ] SEP-IRA:                       Amount $_______ for _______ (year)
         [ ] SEP-IRA:                       Amount $_______ for _______ (year)
         [ ] Roth Contributory:             Amount $_______ for _______ (year)
         [ ] Roth Contributory:             Amount $_______ for _______ (year)
         [ ] Rollover IRA:                           Amount $_________
         [ ] Trustee to Trustee IRA:                          Amount $_________
         [ ] Roth Conversion IRA:           Amount $_______
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5.
          Death Benefit Selection (check one)

          Note: If you and the annuitant are age 79 or younger, please make a death benefit selection below.

         [ ] Maximum Anniversary Value (MAV) through age 80

         [ ] 5% Accumulation through age 80 [ (only available with a selection made in #6 or #7 below) ]

         [ [ ] Enhanced Protection Death Benefit (only available with corresponding GMIB)]

         [ [ ] Value Option Return of Purchase Payment]
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6.       Guaranteed Minimum Income Benefit - OPTIONAL
         (GMIB) Selection

         [ ] 5% Accumulation through age 80 (only available with the Death benefit selection of MAV or 5% accumulation through age 80)

         [[ ] Enhanced Protection GMIB only available with corresponding death benefit selection)]
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7.       8%  Performance  Credit  Rider - Optional  (can only be  selected if no selection is made on a Guaranteed Minimum Income Benefit)
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8.       Replacement Will the annuity applied for replace any existing insurance or annuity? [ ] Yes [ ] No If Yes, provide details -company, contract number, amount, reason - under Remarks.
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9.       Remarks and Special Instructions
         (including special mailing instructions)

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                            APPLICATION CONTINUES ->
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10.      Purchase Payments
         Initial Purchase Payment $_________________
         Payment Allocation*:

         Fixed Account
         ___% AEL One-Year Fixed Account

         Guarantee Period Accounts (GPA) __% 2 Year GPA Account __% 3 Year GPA Account __% 4 Year GPA Account __% 5 Year GPA Account __% 6 Year GPA
         Account __% 7 Year GPA Account __% 8 Year GPA Account __% 9 Year GPA Account __% 10 Year GPA Account

------------------------------------- ----------------------------------- -----------------------------------
CATEGORY 1                            CATEGORY 3                          CATEGORY 5
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 1                            __% Fund 15                         __% Fund 29
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__% Fund 2                            __% Fund 16                         __% Fund 30
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__% Fund 3                            __% Fund 17                         __% Fund 31
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 4                            __% Fund 18                         __% Fund 32
------------------------------------- ----------------------------------- -----------------------------------
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__% Fund 5                            __% Fund 19                         __% Fund 33
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 6                            __% Fund 20                         __% Fund 34
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 7                            __% Fund 21                         __% Fund 35
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------
CATEGORY 2                            CATEGORY 4                          CATEGORY 6
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 8                            __% Fund 22                         __% Fund 36
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 9                            __% Fund 23                         __% Fund 37
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 10                           __% Fund 24                         __% Fund 38
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 11                           __% Fund 25                         __% Fund 39
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 12                           __% Fund 26                         __% Fund 40
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 13                           __% Fund 27                         __% Fund 41
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
__% Fund 14                           __% Fund 28                         __% Fund 42
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
                                                                          __% Fund 43
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
                                                                          __% Fund 44
------------------------------------- ----------------------------------- -----------------------------------

*Must  be  whole  numbers  and  total  100%.   Your  above  payment   allocation
instructions will remain in effect for any future payments you make until you change your instructions.
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11.      It Is Agreed That:

         1. All statements and answers given above are true and complete to the best of my/our knowledge.
         2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.
         3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in Remarks above.
         4. I/we acknowledge receipt of the current prospectuses for the variable annuity.
         5. If a Guaranteed Minimum Income Benefit selection is made, I/we acknowledge receipt of the Guaranteed Minimum Income Benefit Disclosure.
         6. If this annuity replaces any existing insurance or  annuity,   I/we
         acknowledge   receipt  of  the  Variable  Annuity Replacement
         Disclosure.
         7. I/we understand that earnings and values, when based on the investment experience of a variable fund, portfolio, account or subaccount, are not guaranteed and may both increase or decrease.
         8. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same policyholder (owner), during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.


Signatures


_________________________
Location (City/State)


___________________________
Date

x__________________________
Annuitant Signature

x________________________________
Owner Signature (if other than annuitant)

x________________________________
Licensed Agent Signature

x________________________________
Joint Owner (if any) Signature

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12.      State Specific Information / Fraud Warnings:

         For applicants in Arizona:
                  Write to us if you want information about your annuity contract benefits and provisions. We'll promptly send your requested information. If for any reason you are not satisfied with the contract, you may return it to us or our agent within 10 days after receiving it. We will refund an amount equal to the sum of the contract value and any premium tax charges and the contract will then be void.


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         For applicants in Arkansas,  Kentucky, Maine, New Mexico, Ohio and
                  Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

         For applicants in Colorado:
                  Any person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, may be guilty of insurance fraud.

         For applicants in District of Columbia:
                  WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

         For applicants in Florida:
                  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony or the third degree.

Agent's Printed Name:____________      Agent's Florida License ID#____________

         For applicants in Louisiana:
                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

         For applicants in New Jersey:
                  Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.
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13.      Social Security or Taxpayer  Identification Number  Certification.  You
         certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is your contract taxpayer identification number (or you are waiting for a number to be issued to you), and
(2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest of dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


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x______________________
Owner Signature

x________________________________
Joint Owner Signature (if any)

x______________________
Date

                  Please complete Agent's Report that follows.
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

14.      Agent's Report (Type of Print)

         Agent's Name______________________ Agent's Social Security Number_________________

         Agency Name and Number (if applicable)_____________________________________________

         Telephone Number (         )__________________ Fax Number (   )____________________

         Branch Address___________________________ Sale Location___________________________
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         I hereby certify that I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. To the best of my knowledge, this application [ ]
         does [ ] does not involve  replacement  of existing  life  insurance or annuities.  (If  replacement  is involved,  I have  provided  details -
         company,  contract  number,  amount,  reason - under  Remarks  and have completed  any state  replacement  requirements  including any required state replacement forms).

                                            x________________________________
                                             Licensed Agent Signature